FLAMEL
technologies

Company Highlights

Strong Financial Position	• Cash flow positive & strong balance sheet – NO DEBT • $84.3 million cash flow from operations generated in 2015 • $154.9 million in cash and marketable securities as of June 30, 2016
Phase III Trial	• Data for Micropump® applied to sodium oxybate expected 1H 2018 • Current market size in excess of $1 billion
Expanding Product Portfolio	• 3 branded hospital products with little competition • 4 products added through acquisition of FSC Pediatrics in Q1 2016
Platform Technologies	• Micropump® sodium oxybate • LiquiTime® for OTC and Rx • Trigger Lock™ hydromorphone • Medusa™ exenatide
Extensive IP	• Technology patent life extends to a minimum of 2025 • Product specific IP will extend patent life

Mission: Build a diversified specialty pharmaceutical company that controls 100% of its drug development and future

Corporate Transformation


1990
Established as drug delivery & formulation company
2006
Coreg CR® using Micropump® received FDA approval (GSK partnered product)
2012
Flamel acquired Éclat Pharmaceuticals
2013
FDA approved Bloxiverz®
2014
FDA approved Vazculep®
IP transferred to Ireland
2015
$173.2 million product revenue; $84 million cash from operations
Acquired FSC Pediatrics
2016
FDA approved Akovaz™
Phase III trial for Micropump® sodium oxybate initiated
SPA agreement reached with FDA

In three years, received three NDA approvals, initiated Phase III trial for Micropump® sodium oxybate & transformed into a cash flow positive company

2016 Expectations

- ✓ Launch Akovaz™ (Approved on 4/29/16)
- ✓ Integrate FSC Pediatrics and optimize sales territories
- ✓ Begin licensing discussions for Trigger Lock™ & Medusa™ platforms
- ✓ Commence registration & dosing for Phase III trial of Micropump® sodium oxybate by 2H 2016
- **Initiate development of UMD #4**
- **Generate total product sales of $125 - $140 million**

[1] UMD is Flamel's Unapproved Marketed Drugs Strategy, which takes unapproved drugs through the FDA approval process. These products are not protected by IP and are subject to generic filers.

Current Pipeline

Drug/ Technology	Indication	Proof of Concept	Phase III	Under Review	Approved
Unapproved Marketed Drug #4	Undisclosed	→			
Sodium oxybate/ Micropump®	Narcolepsy	→	→		
Hydromorphone / Trigger Lock™	Pain	→			
Exenatide/Medusa™	Diabetes	→			
Partnered Products					
LiquiTime®	Cough/Cold	→			

Phase III trial for Micropump® sodium oxybate initiated September 2016

No IP Protection (green) · IP Protection (orange)

FLAMEL technologies

Sodium Oxybate Market Opportunity

>~178,000 narcoleptic patients in U.S.*


>150,000 patients not on sodium oxybate therapy
< 13,000 patients on treatment*

Xyrem® FY 2016 sales expected to be $1.095 - $1.130 billion

Large untapped opportunity exists in narcolepsy patient population

* *GlobalData & JAZZ's 4Q'15 earnings call*

Micropump® Sodium Oxybate (FT218)

Studied in 40 healthy volunteers at 4.5 grams, 6 grams and 7.5 grams

Results showed:
Similar onset of action as Xyrem
Slightly lower Cmax than Xyrem
Similar blood levels at hours 7 - 8

Sodium Oxybate: Standard of care for treatment of excessive daytime sleepiness **(EDS) & cataplexy** for patients suffering from narcolepsy

Dosed twice nightly*
3 - 4.5 grams at bedtime
3 - 4.5 grams at 2.5 – 4 hrs later

FT218 has potential to eliminate 2nd dose & provide other patient benefits

*Xyrem prescribing information

Phase III Pivotal Trial - FT218

- Randomized, double-blind, placebo controlled efficacy study
- **264** patients
- **~60** clinical sites across U.S., Canada & Eastern Europe





- Patients will undergo screening period then be titrated to daily doses of **4.5 g, 6.0 g, 7.5 g and 9.0 g** FT218 or placebo
- **Patients on drug or placebo for 13 weeks**
- Overall timeline to complete enrollment: **~ 1 year**

Micropump® Overview

Robust platform technology utilizing microparticles for the extended/delayed release of drugs in GI tract

Tailored release profile solves dosing problems related to PK profiles and drugs with short half lives

Micropump 1st approved in 2006 in Coreg CR (carvedilol)

10 years – no generics

Applicable to wide variety of molecules

Patented through 2027 with product specific patents to extend protection

Trigger Lock™ Hydromorphone (FT227)

Abuse-deterrent, extended-release, oral solid for application with opioids

Studied in 30 healthy volunteers: 3 FT227 prototypes (fasted & fed)

Results:

1 formulation bioequivalent to Jurnista© (fasted)

Selected formulation to advance

Total U.S. Rx sales painkillers 2015: **$6.5B**

OxyContin® (ER oxycodone): **$2.1B**

ER hydromorphone (Exalgo® & generics): **$138M**

Commenced licensing discussions for platform technology

Independent study confirmed better extraction/recovery than Exalgo & Oxycontin – **Alcohol interaction study in 3Q 2016**

[1] IMS data [2] *"America's Addiction to Opioids: Heroin and Prescription Drug Abuse" (National Institute on Drug Abuse, May 14, 2014)*

LiquiTime® Overview

Licensed OTC rights to Perrigo in October 2015 – first two products:

- Ibuprofen
  - 12 hour profile developed for pain/fever
  - Regulatory pathway deemed high risk and high cost
- Guaifenesin
  - Successful pilot PK study reported in March 2015
  - Second PK study ongoing
  - Update anticipated in early 2017

LiquiTime for prescription products currently under feasibility

Medusa™ Exenatide (FT228)

Subcutaneous injection formulation of exenatide, a GLP-1 (glucagon-like peptide – 1) for treatment of Type 2 diabetes

Phase Ib Results

- 1 dose FT228 (140mcg) / week for 4 weeks in 12 type 2 diabetes mellitus patients
- PK data showed continuous release of exenatide over period of up to 14 days & RBA close to 100%
- PD data comparable to current marketed products Bydureon® & Victoza®
- Low incidence of prolonged GI side effects and mild injection site reactions
- **Actively seeking partnership / licensing deal for Medusa**

Market Opportunity

- GLP-1 products recorded **$3.9 billion* of sales:**
- **$2.5 million** for Victoza® (once a day liraglutide, Novo Nordisk)
- **$736 million** for Bydureon® (once-a-week exenatide, AstraZeneca)
- **$319 million** for Byetta® (twice-a-day exenatide, AstraZeneca)

* *IMS – U.S. sales* in 2015

Marketed Products

Éclat Portfolio Products



Bloxiverz® (neostigmine methylsulfate injection)

- Indication: Reverses neuromuscular blockades used in surgical procedures
- 1 of 3 approved versions; ~ 4 million vials sold annually in the U.S.*

Vazculep® (phenylephrine hydrochloride injection)

- Indication: Treatment of hypotension resulting primarily from vasodilation in the setting of anesthesia
- Form: 1 mL single use vials, 5 mL and 10 mL
  - 1mL vial – **5.7** million   5mL vial – **1.2** M   10mL vial – **0.2** million





Akovaz™ (ephedrine sulfate injection)

- Indication: Treatment of clinically important hypotension occurring in the setting of anesthesia
- ~7 million vials sold annually in the U.S.

** IMS data*

Pediatric Products

Karbinal ER
(carbinoxamine maleate) extended-release oral suspension | 4mg/5mL

- Indication: Perennial allergic rhinitis in children 2 years of age and older
- Patent protection through March 2029
- Rx antihistamine market size in U.S. ~ $110M

CEFACLOR
For Oral Suspension, USP
125 mg/5 mL · 250 mg/5 mL · 375 mg/5 mL

- Indication: 2nd generation Cephalosporin covering a variety of common pathogens
- For children as young as 1 year
- U.S. Market for Cephalosporin ~ $300M

AcipHex® Sprinkle™
(rabeprazole sodium)

- Indication: Treatment of GERD in pediatric patients aged 1-11 years
- Proton Pump Inhibitor (PPI)
- Market size in U.S. ~ $110M

flexichamber®
Anti-static Valved Collapsible Holding Chamber Rx Only



- Indication: Collapsible asthma spacer for use with metered dose inhalers (MDIs)
- Patent protection through March 2028
- Market size in U.S. ~ $50M

Strong Intellectual Property

Patent Protection Through..

Platform	US	Europe
Micropump®	July 2027	July 2023
LiquiTime®	September 2025	April 2023
Trigger Lock™	April 2027	May 2026 (pending)
Medusa™	June 2031	June 2027 (pending)

Product	US
Karbinal™ ER	March 2029
AcipHex® Sprinkle™	September 2016
Flexichamber®	March 2028

Product specific IP combined with platform IP extend patent life

Seasoned Senior Management

Name	Title	Experience
Michael S. Anderson	Chief Executive Officer	40+ years Pharma
Mike Kanan	Senior Vice President and Chief Financial Officer	30+ years Financial
Phillandas T. Thompson	Senior Vice President, General Counsel	16+ years Legal
Sandy Hatten	Senior Vice President, Quality and Regulatory Affairs	30+ years Pharma
Gregory J. Davis	Vice President, Corporate and Business Development	20+ years Pharma
David Monteith, Ph.D.	Vice President, Research and Development	25+ years Pharma
Dhiren D'Silva	Vice President of Irish and European Operations	19+ years Business

Non-GAAP Financial Results

*Reconciliations from GAAP to Non-GAAP can be found in the appendix

(in 000s)

	Q2 2016	Q1 2016	Q2 2015	Difference - Inc./(Dec.) Q2 2016 vs. Q1 2016	Difference - Inc./(Dec.) Q2 2016 vs. Q2 2015
Revenue	**$ 38,858**	**$ 36,216**	**$ 48,602**	**$ 2,642**	**$ (9,744)**
Cost of products and services sold	3,145	3,143	2,756	2	389
Research and development expenses	7,604	5,388	7,204	2,216	400
Selling, general and admin expenses	11,290	9,461	5,873	1,829	5,417
Intangible asset amortization	-	-	-	-	-
Fair value adjustments of contingent consideration	6,992	6,445	9,140	547	(2,148)
Operating expenses	29,031	24,437	24,973	4,594	4,058
Operating income (loss)	**9,827**	**11,779**	**23,629**	**(1,952)**	**(13,802)**
Interest & other expense (net)	(814)	(867)	(930)	53	116
Income (loss) before income taxes	**9,013**	**10,912**	**22,699**	**(1,899)**	**(13,686)**
Income tax provision	9,998	9,071	11,195	927	(1,197)
Net loss	**$ (985)**	**$ 1,841**	**$ 11,504**	**$ (2,826)**	**$ (12,489)**
Diluted loss per share	**$ (0.02)**	**$ 0.04**	**$ 0.29**	**$ (0.07)**	**$ (0.31)**

Cash Flow Summary

(in 000s)	Six Months Ended June 30, 2016	2015
TOTAL Cash and Marketable Securities		
Beginning Balance	**$ 144,802**	**$ 92,834**
Operating Cash Flows (excluding tax and earnout/royalty payments)	36,816	60,176
Tax Payments	(13,100)	(20,875)
Earnout/Royalty Payments	(16,316)	(7,006)
Repayment of Debt	-	(5,518)
Capital Spending	(760)	(659)
Other	1,736	1,565
FX	1,685	(4,397)
Change in Total	10,061	23,286
Ending Balance	**$ 154,863**	**$ 116,120**

Balance sheet remains strong with no bank debt and $154.9 million in cash and marketable securities

Company Highlights

Strong Financial Position	• Cash flow positive & strong balance sheet – NO DEBT • $84.3 million cash flow from operations generated in 2015 • $154.9 million in cash and marketable securities as of June 30, 2016
Phase III Trial	• Data for Micropump® applied to sodium oxybate expected 1H 2018 • Current market size in excess of $1 billion
Expanding Product Portfolio	• 3 branded hospital products with little competition • 4 products added through acquisition of FSC Pediatrics in Q1 2016
Platform Technologies	• Micropump® sodium oxybate • LiquiTime® for OTC and Rx • Trigger Lock™ hydromorphone • Medusa™ exenatide
Extensive IP	• Technology patent life extends to a minimum of 2025 • Product specific IP will extend patent life

Mission: Build a diversified specialty pharmaceutical company that controls 100% of its drug development and future

Appendix

GAAP to Non-GAAP Reconciliations

Three Months Ended June 30, 2016:
(in thousands - USD$)

		Adjustments							
		Exclude				*Include*			
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Income tax expense (benefit) related to adjustments	Total Adjustments	NON-GAAP
Product sales and services	$ 38,165	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 38,165
License and research revenue	*693*	-	-	-	-	-	-	-	*693*
Total revenue	**38,858**	-	-	-	-	-	-	-	**38,858**
Cost of products and services sold	3,907	-	-	(762)	-	-	-	(762)	3,145
Research and development expenses	7,604	-	-	-	-	-	-	-	7,604
Selling, general and administrative expenses	11,290	-	-	-	-	-	-	-	11,290
Intangible asset amortization	3,702	(3,702)	-	-	-	-	-	(3,702)	-
Changes in fair value of related party contingent consideration	23,898	-	-	-	(23,898)	6,992	-	(16,906)	6,992
Total operating expenses	**50,401**	**(3,702)**	-	**(762)**	**(23,898)**	**6,992**	-	**(21,370)**	**29,031**
Operating income (loss)	**(11,543)**	**3,702**	-	**762**	**23,898**	**(6,992)**	-	**21,370**	**9,827**
Investment income	390	-	-	-	-	-	-	-	390
Interest expense	(263)	-	-	-	-	-	-	-	(263)
Other expense - changes in fair value of related party payable	(2,773)	-	-	-	2,773	(941)	-	1,832	(941)
Foreign exchange gain (loss)	1,680	-	(1,680)	-	-	-	-	(1,680)	-
Income (loss) before income taxes	**(12,509)**	**3,702**	**(1,680)**	**762**	**26,671**	**(7,933)**	-	**21,522**	**9,013**
Income tax provision	7,449	-	-	-	-	-	2,549	2,549	9,998
Income Tax Rate	*(60%)*	-	-	-	-	-	-	*12%*	*111%*
Net loss	**$ (19,958)**	**$ 3,702**	**$ (1,680)**	**$ 762**	**$ 26,671**	**$ (7,933)**	**$ (2,549)**	**$ 18,973**	**$ (985)**
Net loss per share - Diluted	$ (0.48)	$ 0.09	$ (0.04)	$ 0.02	$ 0.64	$ (0.19)	$ (0.06)	$ 0.46	$ (0.02)
Weighted average number of shares outstanding - Diluted	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*

GAAP Financial Results

(in 000s)	Q2 2016	Q1 2016	Q2 2015	Difference - Inc./(Dec.) Q2 2016 vs. Q1 2016	Difference - Inc./(Dec.) Q2 2016 vs. Q2 2015
Revenue	**$ 38,858**	**$ 36,216**	**$ 48,602**	**$ 2,642**	**$ (9,744)**
Cost of products and services sold	3,907	3,906	2,756	1	1,151
Research and development expenses	7,604	5,388	7,204	2,216	400
Selling, general and admin expenses	11,290	9,461	5,873	1,829	5,417
Intangible asset amortization	3,702	3,514	3,139	188	563
Fair value adjustments of contingent consideration	23,898	8,243	32,000	15,655	(8,102)
Operating expenses	50,401	30,512	50,972	19,889	(571)
Operating income (loss)	**(11,543)**	**5,704**	**(2,370)**	**(17,247)**	**(9,173)**
Interest & other expense (net)	(966)	(4,450)	(5,981)	3,484	5,015
Income (loss) before income taxes	**(12,509)**	**1,254**	**(8,351)**	**(13,763)**	**(4,158)**
Income tax provision	7,449	7,312	8,507	137	(1,058)
Net loss	**$ (19,958)**	**$ (6,058)**	**$ (16,858)**	**$ (13,900)**	**$ (3,100)**
Diluted loss per share	**$ (0.48)**	**$ (0.15)**	**$ (0.42)**	**$ (0.34)**	**$ (0.07)**

Included in Q2 2016 is $5,900 of Additional Revenue Due to the Change in Revenue Model

GAAP to Non-GAAP Reconciliations

Three Months Ended March 31, 2016:
(in thousands - USD$)

		Adjustments							
		Exclude				*Include*			
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Income tax expense (benefit) related to adjustments	Total Adjustments	NON-GAAP
Product sales and services	$ 35,353	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 35,353
License and research revenue	863	-	-	-	-	-	-	-	863
Total revenue	36,216	-	-	-	-	-	-	-	36,216
Cost of products and services sold	3,906	-	-	(763)	-	-	-	(763)	3,143
Research and development expenses	5,388	-	-	-	-	-	-	-	5,388
Selling, general and administrative expenses	9,461	-	-	-	-	-	-	-	9,461
Intangible asset amortization	3,514	(3,514)	-	-	-	-	-	(3,514)	-
Changes in fair value of related party contingent consideration	8,243	-	-	-	(8,243)	6,445	-	(1,798)	6,445
Total operating expenses	30,512	(3,514)	-	(763)	(8,243)	6,445	-	(6,075)	24,437
Operating income	5,704	3,514	-	763	8,243	(6,445)	-	6,075	11,779
Investment Income	200	-	-	-	-	-	-	-	200
Interest expense	(175)	-	-	-	-	-	-	-	(175)
Other expense - changes in fair value of related party payable	(1,534)	-	-	-	1,534	(892)	-	642	(892)
Foreign exchange gain (loss)	(2,941)	-	2,941	-	-	-	-	2,941	-
Income before income taxes	1,254	3,514	2,941	763	9,777	(7,337)	-	9,658	10,912
Income tax provision	7,312	-	-	-	-	-	1,759	1,759	9,071
Income Tax Rate	*583%*	-	-	-	-	-	-	*18%*	*83%*
	$ (6,058)	$ 3,514	$ 2,941	$ 763	$ 9,777	$ (7,337)	$ (1,759)	$ 7,899	$ 1,841
Net loss per share - Diluted	$ (0.15)	$ 0.09	$ 0.07	$ 0.02	$ 0.23	$ (0.18)	$ (0.04)	$ 0.19	$ 0.04
Weighted average number of shares outstanding - Diluted	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*

GAAP to Non-GAAP Reconciliations

Three Months Ended June 30, 2015: *(in thousands - USD$)*		Adjustments						
		Exclude			*Include*			
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Income tax expense (benefit) related to adjustments	Total Adjustments	NON-GAAP
Product sales and services	$ 48,602	$ -	$ -	$ -	$ -	$ -	$ -	$ 48,602
License and research revenue	-	-	-	-	-	-	-	-
Total revenue	48,602	-	-	-	-	-	-	48,602
Cost of products and services sold	2,756	-	-	-	-	-	-	2,756
Research and development expenses	7,204	-	-	-	-	-	-	7,204
Selling, general and administrative expenses	5,873	-	-	-	-	-	-	5,873
Intangible asset amortization	3,139	(3,139)	-	-	-	-	(3,139)	-
Changes in fair value of related party contingent consideration	32,000	-	-	(32,000)	9,140	-	(22,860)	9,140
Total operating expenses	50,972	(3,139)	-	(32,000)	9,140	-	(25,999)	24,973
Operating income (loss)	(2,370)	3,139	-	32,000	(9,140)	-	25,999	23,629
Investment Income	310	-	-	-	-	-	-	310
Interest Expense	-	-	-	-	-	-	-	-
Other Expense - changes in fair value of related party payable	(2,726)	-	-	2,726	(1,240)	-	1,486	(1,240)
Foreign exchange gain (loss)	(3,565)	-	3,565	-	-	-	3,565	-
Income (loss) before income taxes	(8,351)	3,139	3,565	34,726	(10,380)	-	31,050	22,699
Income tax provision	8,507	-	-	-	-	2,688	2,688	11,195
Income Tax Rate	*(102%)*	-	-	-	-	-	*9%*	*49%*
Net Income (Loss)	$ (16,858)	$ 3,139	$ 3,565	$ 34,726	$ (10,380)	$ (2,688)	$ 28,362	$ 11,504
Net loss per share - Diluted	$ (0.42)	$ 0.08	$ 0.09	$ 0.87	$ (0.26)	$ (0.07)	$ 0.71	$ 0.29
Weighted average number of shares outstanding - Diluted	*40,353*	*40,353*	*40,353*	*40,353*	*40,353*	*40,353*	*40,353*	*40,353*

Flamel's Proprietary Drug Delivery Platforms

Advanced Formulation and Delivery Platforms for Better and Safer Drugs



Micropump®
Modified/Controlled Release of Solid Oral Drugs
LiquiTime®
Modified/Controlled Release of Liquid Oral Drugs
FLAMEL technologies
Medusa™
Modified/Controlled Release of Injectable Drugs
Trigger Lock™
Abuse-Resistant Modified/Controlled Release Narcotics/Opioid Analgesics

Micropump®, LiquiTime®, Trigger Lock™ and Medusa™ are trademarks of Flamel Ireland Ltd.



Micropump®
Drug Delivery Platform

Modified/Controlled Release of Solid Oral Drugs

Micropump®

Micropump® allows development of modified and/or controlled release of solid, oral dosage formulations of drugs

- Derivative **LiquiTime®** allows development of modified/controlled release of liquid formulations
- Derivative **Trigger Lock™** allows development of tamper-resistant modified/controlled release formulations of narcotic/opioid analgesics

Versatility of Micropump® allows development of differentiated product profiles (SR / DR formulations) under various dosage forms:

- Capsules, tablets, sachets (sodium oxybate)
- Oral liquid suspensions (LiquiTime®)

Unique formulation used for different dose strengths and forms

- Same drug with different release profiles or
- Two or more drugs with tailored release profiles for combination therapy


Coated microparticles
+
Widely used and accepted excipients

Micropump® Platform at a Glance

- Extended/delayed release of drugs throughout GI Tract
- Precise pharmacokinetics of single or combination drugs in various formats
- Numerous Micropump®-based products have been successfully tested in human clinical trials


Commercial stage platform approved in the USA and EU
Various dosage forms (tablet, capsule, sachet, liquid)
Widely used and accepted excipients
Combination of multiple release profiles and/or multiple active ingredients
POLYMER COATING
DRUG
Rapid development possible
Taste-masking properties
Patent protection
Readily scalable

Microparticles for Controlled/Modified Release


Granules
drug granulate or
layered neutral core
Core:
Active ingredient
· Crystal
· Granulate
· Layered core
DRUG
POLYMER COATING
Coating
· Diffusion Control
· pH independent/dependent
· Film integrity preserved during GI track transit
· Compressibility
· Mechanical properties
Flamel's MICROPUMP® technology consists of a multiple-dose system containing from 5,000 to 50,000 microparticles.
100-500 µm

- Microparticles dispersed in the stomach, pass into the small intestine where each microparticle releases drug at an adjustable rate over an extended period of time (up to 24 hours)
- Drug released at adjustable rate controlled (time dependent release: SR coating) and/or delayed (pH and time dependent release: DR coating)
- Micropump® microparticles can be used separately or together to provide highly specialized delivery profiles



LiquiTime®
Drug Delivery Platform

Modified/Controlled Release of Liquid Oral Drugs

LiquiTime®

- Allows development of modified/controlled release liquid formulations for patients having issues swallowing tablets/capsules
- **Not limited to working solely with ionic drugs as with resin-complex based technologies**
- Readily scalable to commercial quantities
- Easy to swallow, good mouth feel, taste masked - dose flexibility while maintaining accuracy and safety

Applicable to:

Pediatric[1]

- US population younger than 18 years old = 76 million in 2019
- 75% of households with children under 12 purchased an OTC pain reliever over the past 12 months
- Sales of OTC pediatric product in the US = $1.6 B in 2013 ($1.9 B estimated in 2018)

Geriatric

- 810 million people > 60 years in 2012 2 billion expected in 2050[2]
- In 2010 approximately 45-50% of the prescriptions were written for people aged 60 and above and one in three patients took at least 5 drugs or more on a daily basis in the United States[3]

[1] "OTC Pediatrics – US" (March 2014, Mintel) [2] World Health Organization
[3] "Geriatric Medicine Market - Global Industry Analysis, Size, Share, Growth, Trends and Forecast, 2013 – 2019" (Transparency Market Research)



Trigger Lock™ Platform

Abuse Deterrent Extended Release of Opioids

Trigger Lock™ for Abuse Deterrence

- **Drug loaded Micropump® microparticles:** Sustained Release (SR) microparticles individually polymer coated which are resistant to crushing
- **Viscosifying ingredient(s):** To prevent abuse by injection after extraction in a small volume of solvent
- **Quenching ingredient(s):** To prevent extraction in large volumes of liquid (forming a complex with the opioid preventing its solubilization in aqueous/alcoholic media)

➔ **Each microparticle retains its polymer coating**

➔ **Trigger Lock™ is virtually impervious to crushing**



Medusa™
Drug Delivery Platform

Modified/Controlled Release of Injectable Drugs

In Vivo Drug Release from Medusa™ Depot



Depot formation

Release of the unmodified drug by diffusion, disaggregation of the depot and competition with endogeneous proteins over several days



Injection
Day 1
Day X*



Drug
Glutamic acid
Vitamin E
Natural and safe components disappearing progressively

*By adjusting polymer concentration and/or ions content